CONSENT OF COUNSEL

I hereby consent to the use of my name as legal counsel in the Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 filed by Cytation.com Incorporated on
Form 8-K.

                                   MARK T. THATCHER, P.C.

                                   /S/ Mark T. Thatcher
                                   By:_____________________________
                                   MARK T. THATCHER, President

                                   Newport, RI
                                   March 31, 1999